UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2006

                        VITESSE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-31614                        77-0138960
           (Commission File Number)     (IRS Employer Identification No.)

                  741 Calle Plano, Camarillo, California  93012
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (805) 388-3700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     Vitesse Semiconductor Corporation (the "Company") has entered into the First Supplemental Indenture, dated as of November 3, 2006 (the "Supplement"), to the Indenture, dated as of September 22, 2004 (the "Indenture"), between the Company and U.S. Bank National Association, as Trustee. A copy of the Supplement is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

     In the Supplement, among other things:

          1. The definition of "Event of Default" is revised to provide that a default in the performance of, or the Company"s breach of,
     Section 9.6 of the Indenture or Section 314(a) of the Trust Indenture Act for filings and deliveries required to be made during the period from June 30, 2006 to May 3, 2008 shall not constitute an "Event of Default" under the Indenture.

          2.   The Trustee is instructed that, until May 3, 2008, the
     Trustee will forbear from taking any actions to exercise any right or remedies under the Indenture relating to the notice of acceleration, dated August 15, 2006, provided by the Trustee to the Company (the "Acceleration Notice").

          3. If all Events of Default and any defaults in the performance of, or the Company's breach of, Section 9.6 of the Indenture or Section 314(a) of the Trust Indenture Act during the period from June 30, 2006 to May 3, 2008 are remedied, cured or waived, the Acceleration Notice will be rescinded and annulled.

          4. If a holder of Debentures exercises its Repurchase Right on October 1, 2009, the Company will pay a purchase price equal to 113.76% of the principal amount of the Debentures to be purchased, plus accrued and unpaid interest and Additional Amounts, if any, on such Debentures.

          5. The price at which shares of Common Stock will be delivered upon conversion of Debentures is reduced to $2.546 per share of Common Stock, subject to adjustment as provided in the Indenture.

          6. The Company agrees not to repay the Debentures pursuant to the Acceleration Notice during the period commencing on November 3, 2007 and ending on May 3, 2008.

Item 9.01     Financial Statements and Exhibits.

      (d)     Exhibits

              Item No.                  Description

                4.1 First Supplemental Indenture, dated as of November 3, 2006, to the Indenture, dated as of September 22, 2004, between Vitesse Semiconductor Corporation and U.S. Bank National Association, as Trustee.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Camarillo, State of California, on November 9, 2006.

                                   VITESSE SEMICONDUCTOR CORPORATION


                                   By:   /s/ Christopher Gardner
                                         Christopher Gardner
                                         Chief Executive Officer


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                                  EXHIBIT INDEX

              Item No.                  Description

                4.1 First Supplemental Indenture, dated as of November 3, 2006, to the Indenture, dated as of September 22, 2004, between Vitesse Semiconductor Corporation and U.S. Bank National Association, as Trustee.